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Exhibit 24

                             POWER OF ATTORNEY
                            Unisys Corporation
                         Annual Report on Form 10-K
                    for the year ended December 31, 1997


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby make, constitute and appoint LAWRENCE A. WEINBACH, HAROLD S. BARRON, ROBERT H. BRUST AND JANET BRUTSCHEA HAUGEN, and each one of them severally, his true and lawful attorneys-in-fact and agents, for such person and in such person's name, place and stead, to sign the Unisys Corporation Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments thereto and to file such Annual Report on Form 10-K and any and all amendments thereto with the Securities and Exchange Commission, and does hereby grant unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Dated:  February 26, 1998


/s/ J.P. Bolduc                              /s/ Kenneth A. Macke
-----------------------                      --------------------------
    J. P. Bolduc                                 Kenneth A. Macke
    Director                                     Director

/s/ James J. Duderstadt                      /s/ Theodore E. Martin
-----------------------                      --------------------------
    James J. Duderstadt                          Theodore E. Martin
    Director                                     Director

/s/ Henry C. Duques                          /s/ Robert McClements, Jr.
-----------------------                      --------------------------
    Henry C. Duques                              Robert McClements, Jr.
    Director                                     Director

/s/ Gail D. Fosler                           /s/ Alan E. Schwartz
-----------------------                      --------------------------
    Gail D. Fosler                               Alan E. Schwartz
    Director                                     Director

/s/ Melvin R. Goodes                         /s/ Lawrence A. Weinbach
-----------------------                         --------------------------
    Melvin R. Goodes                             Lawrence A. Weinbach
    Director                                     Chairman of the Board,
                                                 President and Chief Executive
/s/ Edwin A. Huston                              Officer; Director
-----------------------
    Edwin A. Huston
    Director